                                                                Exhibit 10.18(g)

                      NOTE PURCHASE AND EXCHANGE AGREEMENT
                              AMENDMENT AGREEMENT

     This Amendment Agreement (this "Amendment") is dated as of September 30, 1998 among Falcon Telecable, a California Limited Partnership (the "Company") and AUER & Co. and J. ROMEO & Co., (the "Purchasers").

     The Company and the Purchasers agree as follows:

     1. Reference to Note Purchase and Exchange Agreement. Reference is made to a Note Purchase and Exchange Agreement dated as of October 21, 1991 as heretofore amended and modified, including pursuant to the Consent and Amendment Agreement dated as of June 30, 1998 (the "Note Purchase
Agreement"). Capitalized terms defined in the Note Purchase Agreement that are not defined herein shall have the meanings ascribed to them in the Note Purchase Agreement.

     2. Amendments to Note Purchase Agreement. Section 7.19 of the Note Purchase Agreement is hereby amended by deleting Section 7.19 in its present form in its entirety and substituting in its place a new Section 7.19, which reads in its entirety as follows:

     "7.19 Compliance with Bank Credit Agreement. The Company shall comply, and shall cause the Restricted Companies to comply, with each of the covenants contained in Section 7 of the Bank Credit Agreement (other than Section 7.15) as in effect on the Amendment Effective Date (except as such covenants may be amended pursuant to Section 7.20 below, other than those set forth in the immediately following paragraph), a copy of which is attached hereto as Exhibit E. All references therein to Lenders, Agents and similar persons shall be deemed, for purposes of this Agreement, to be holders of the Notes.

          For purposes of this Agreement, the incorporated provisions of Sections 7.5.1, 7.5.2, 7.5.3 and 7.5.4 of the Bank Credit Agreement (as defined in Section 11.1 of this Agreement) are amended to read as follows and shall not be subject to amendment or modification without the consent of the holders of the Notes:

          7.5.1. CONSOLIDATED TOTAL DEBT TO CONSOLIDATED ANNUALIZED OPERATING CASH FLOW. Consolidated Total Debt shall not as of the end of any fiscal quarter exceed the percentage indicated in the table below of Consolidated Annualized Operating Cash Flow for such fiscal quarter:


                                             PERCENTAGE IN              PERCENTAGE IN
                                            EFFECT PRIOR TO              EFFECT AFTER
         DATE                                TCI CLOSING                 TCI CLOSING
         ----                               ---------------             --------------

   September 30, 1998                            650%                       700%
   through March 31, 2001


         7.5.2 CONSOLIDATED ANNUALIZED OPERATING CASH FLOW TO CONSOLIDATED CASH INTEREST EXPENSE. On the last day of each fiscal quarter of the Restricted Companies, Consolidated Annualized Operating Cash Flow for the three-month period then ending shall exceed the percentage indicated below of Consolidated Cash Interest Expense for such three-month period: (a) from September 30, 1998 through December 31, 2000, 120%, and (b) from January 1, 2001 through March 31, 2001, 130%.

         7.5.3 CONSOLIDATED ANNUALIZED OPERATING CASH FLOW TO CONSOLIDATED PRO FORMA DEBT SERVICE. On the last day of each fiscal quarter of the Restricted Companies, Consolidated Annualized Operating Cash Flow for the three-month period then ending shall exceed 100% of Consolidated Pro Forma Debt Service for the 12-month period beginning immediately after such date.

         7.5.4 CAPITAL EXPENDITURES. During each year indicated below, Capital Expenditures of the Restricted Companies shall not exceed the total of:


               (a) the applicable amount set forth opposite such year in the table below plus
                                ----

               (b) for each year after 1998, the amount by which actual Capital Expenditures in the preceding year are less than the applicable amount set forth for such preceding year in such table."


                                           AMOUNT IF THE TCI            AMOUNT IF TCI
                                            CLOSING OCCURS            CLOSING DOES NOT
                                              DURING SUCH              OCCUR DURING SUCH
     CALENDAR YEAR                         TCI CALENDAR YEAR             CALENDAR YEAR
     -------------                         -----------------          ------------------

1998                                         $150,000,000               $120,000,000
1999                                         $170,000,000               $120,000,000
2000                                         $185,000,000               $130,000,000
2001                                         $130,000,000               $ 85,000,000



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
     3.   Additional Agreements.

          3.1 The following are conditions precedent to the effectiveness of this Amendment. The date on which all such conditions are met (or waived by the Purchasers) shall be referred to in this Section 3 as the "Amendment Effective Date."

               3.1.1. All representations and warranties set forth in Section 8 of the Bank Credit Agreement shall be true and correct as of the Amendment Effective Date, and by signing below each of the Restricted Companies (under the Bank Credit Agreement) confirms that such representations and warranties are true and correct as of the date hereof and that each Purchaser may rely on such representations and warranties as though the same were made to such Purchaser and acknowledging that each Purchaser is relying on the truth and accuracy of such representations and warranties in entering into this Amendment and consummating the transactions contemplated herein.

               3.1.2. All proceedings taken in connection with this Amendment and all documents and papers relating thereto shall be satisfactory to the Purchasers and their special counsel. The Purchasers and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, all in form and substance satisfactory to the Purchasers and their special counsel.

          3.2 Except as amended hereby, the Note Purchase Agreement remains unchanged and, as amended hereby, the Note Purchase Agreement remains in full force and effect. The Company hereby reaffirms all of its obligations and undertakings under the Note Purchase Agreement as amended hereby, and the Notes, as amended hereby. All references to the Note Purchase Agreement, the 11.56% Series A Subordinated Notes and the 11.56% Series B Subordinated Notes shall mean the Note Purchase Agreement and such Notes as amended to date and by this Amendment.

          3.3 This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute an agreement, notwithstanding that all of the parties are not signatories on the same date or the same counterpart. A signature page may be detached from one counterpart when executed and attached to another counterpart.

                     [REMAINDER OF PAGE INTENTIONAL BLANK;
                          NEXT PAGE IS SIGNATURE PAGE]





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
     Each of the undersigned has caused this Amendment Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                   FALCON TELECABLE, A CALIFORNIA
                                   LIMITED PARTNERSHIP

                                   By: FALCON TELECABLE INVESTORS
                                       GROUP, LTD., a California limited
                                       partnership, its managing general partner

                                       By:  FALCON HOLDING GROUP,
                                            INC., a California corporation, its
                                            managing general partner

                                            By:  /s/ Michael K. Menerey
                                                 --------------------------
                                                 Michael K. Menerey, Executive
                                                 Vice President and Chief
                                                 Financial Officer

                                        AUER & Co.

                                   By:  /s/ S. Michael Jones
                                        -----------------------------
                                        Title:

                                   J. ROMEO & Co.

                                   By:  /s/ Jeffrey Knitmeyer
                                        -----------------------------
                                        Title:


ACKNOWLEDGED AND CONFIRMED
FOR PURPOSES OF SECTION 3.1.1 HEREOF


FALCON CABLE MEDIA, A CALIFORNIA
   LIMITED PARTNERSHIP
FALCON CABLE SYSTEMS COMPANY II,
   L.P.
FALCON CABLEVISION, A CALIFORNIA
   LIMITED PARTNERSHIP
FALCON COMMUNITY CABLE, L.P.

     Each of the undersigned has caused this Amendment Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                   FALCON TELECABLE, A CALIFORNIA
                                   LIMITED PARTNERSHIP

                                   By: FALCON TELECABLE INVESTORS
                                       GROUP, LTD., a California limited
                                       partnership, its managing general partner
                                   By: FALCON HOLDING GROUP, INC., a
                                       California corporation, its managing
                                       general partner

                                   By:  /s/ Michael K. Menerey
                                        ---------------------------------------
                                        Michael K. Menerey, Executive Vice
                                        President and Chief Financial Officer

                                        AUER & Co.

                                   By:
                                        -----------------------------
                                        Title:

                                   J. ROMEO & Co.

                                   By:
                                        -----------------------------
                                        Title:


ACKNOWLEDGED AND CONFIRMED
FOR PURPOSES OF SECTION 3.1.1 HEREOF


FALCON CABLE MEDIA, A CALIFORNIA
   LIMITED PARTNERSHIP
FALCON CABLE SYSTEMS COMPANY II,
   L.P.
FALCON CABLEVISION, A CALIFORNIA
   LIMITED PARTNERSHIP
FALCON COMMUNITY CABLE, L.P.

     Each of the undersigned has caused this Amendment Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                  FALCON TELECABLE, A CALIFORNIA
                                  LIMITED PARTNERSHIP

                                  By:  FALCON TELECABLE INVESTORS
                                       GROUP, LTD., a California limited
                                       partnership, its managing general partner
                                  By:  FALCON HOLDING GROUP, INC., a
                                       California corporation, its managing
                                       general partner


                                  By:
                                       ------------------------------------
                                       Michael K. Menerey, Executive Vice
                                       President and Chief Financial Officer


                                  AUER & Co.


                                  By:
                                       ------------------------------------
                                       Title:

                                  J. ROMEO & Co.


                                  By:
                                       ------------------------------------
                                       Title:


ACKNOWLEDGED AND CONFIRMED
FOR PURPOSES OF SECTION 3.1.1 HEREOF

FALCON CABLE MEDIA, A CALIFORNIA
     LIMITED PARTNERSHIP
FALCON CABLE SYSTEMS COMPANY II,
     L.P.
FALCON CABLEVISION, A CALIFORNIA
     LIMITED PARTNERSHIP
FALCON COMMUNITY CABLE, L.P.

FALCON COMMUNITY VENTURES I
     LIMITED PARTNERSHIP
FALCON TELECABLE, A CALIFORNIA
     LIMITED PARTNERSHIP
FALCON COMMUNITY INVESTORS, L.P.
FALCON INVESTORS GROUP, LTD., A
     CALIFORNIA LIMITED PARTNERSHIP
FALCON MEDIA INVESTORS GROUP, A
     CALIFORNIA LIMITED PARTNERSHIP
FALCON TELECABLE INVESTORS GROUP,
     A CALIFORNIA LIMITED PARTNERSHIP
FALCON TELECOM, L.P.

By:  FALCON HOLDING GROUP, INC.,
     as general partner, or general partner of the
     general partner of each of the foregoing
     companies.


By:  /s/ Michael K. Menerey
     ---------------------------------
     Michael K. Menerey, Executive Vice
     President and Chief Financial Officer

FALCON FIRST, INC.
FALCON FIRST CABLE OF THE SOUTHEAST, INC.
FALCON FIRST HOLDINGS, INC.
FF CABLE HOLDINGS, INC.
FALCON FIRST CABLE OF NEW YORK, INC.
PLATTSBURG CABLEVISION, INC.
AUSABLE CABLE TV, INC.
CEDAR BLUFF CABLEVISION, INC.
EASTERN MISSISSIPPI CABLEVISION, INC.
SCOTTSBORO TV CABLE, INC.
LAUDERDALE CABLEVISION, INC.
SCOTTSBORO CABLEVISION, INC.
ATHENS CABLEVISION, INC.
DALTON CABLEVISION, INC.
MULTIVISION OF COMMERCE, INC.
MULTIVISION NORTHEAST, INC.


By:  /s/ Michael K. Menerey
     ---------------------------------
     Michael K. Menerey, Executive
     Vice President and Chief Financial Officer

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